Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________________________

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
_____________________________

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

WELLS FARGO BANK, NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

A National Banking Association                            94-1347393
(Jurisdiction of incorporation of                                (I.R.S. Employer
organization if not a U.S. national                            Identification No.)
bank)

101 North Phillips Avenue
Sioux Falls, South Dakota                                57104
(Address of principal executive offices)                            (Zip code)

Wells Fargo & Company
Law Department, Trust Section
MAC N9305-175
Sixth Street and Marquette Avenue, 17th Floor
Minneapolis, Minnesota 55479
(612) 667-4608
(Name, address and telephone number of agent for service)
_____________________________

HealthSouth Corporation
(Exact name of obligor as specified in its charter)

Delaware    63-0860407
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                                Identification No.)

3660 Grandview Parkway, Suite 200
Birmingham, Alabama     35243
(Address of principal executive offices)    (Zip code)

_____________________________
Debt Securities
and Guarantees of Debt Securities

(Title of the indenture securities)

GUARANTORS

Exact Name of Obligor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address of Principal Executive Offices

Advantage Health, LLC	Delaware	04-2772046	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
CMS Jonesboro Rehabilitation, Inc.	Delaware	62-1347455	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Continental Medical of Arizona, Inc.	Delaware	25-1622263	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Continental Medical Systems, Inc.	Delaware	51-0287965	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Continental Rehabilitation Hospital of Arizona, Inc.	Delaware	25-1622264	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Acquisition Holdings, LLC	Delaware	47-4222377	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Acquisition Holdings Subsidiary, LLC	Delaware	38-3972785	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Alabama Real Estate, LLC	Delaware	81-2766540	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Arizona Real Estate, LLC	Delaware	45-2816261	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243

HealthSouth Arkansas Real Estate, LLC	Delaware	47-5318134	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Aviation, LLC	Delaware	26-2558709	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Bakersfield Rehabilitation Hospital, LLC	Delaware	63-1184845	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Bryan Holdings, LLC	Delaware	47-5382676	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth California Real Estate, LLC	Delaware	46-0772862	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Cardinal Hill Rehabilitation Hospital, LLC	Delaware	47-3054927	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth C Corp Sub Holdings, Inc.	Delaware	81-2989887	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Colorado Real Estate, LLC	Delaware	45-2973710	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Deaconess Holdings, LLC	Delaware	45-4093563	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth East Valley Rehabilitation Hospital, LLC	Delaware	26-2942698	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth GKBJH Holdings, LLC	Delaware	81-0798944	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243

HealthSouth Gulfport Holdings, LLC	Delaware	81-4340729	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Harmarville Rehabilitation Hospital, LLC	Delaware	52-1960506	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Johnson City Holdings, LLC	Delaware	46-5136877	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Joint Ventures Holdings, LLC	Delaware	45-3462275	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Kansas Real Estate, LLC	Delaware	45-5092337	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Kentucky Real Estate, LLC	Delaware	27-5440425	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Littleton Rehabilitation, LLC	Delaware	45-4929357	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Martin County Holdings, LLC	Delaware	45-4094041	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Maryland Real Estate, LLC	Delaware	47-5529679	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Massachusetts Real Estate, LLC	Delaware	47-5517900	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Middletown Rehabilitation Hospital, LLC	Delaware	27-3463026	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243

HealthSouth Midland Odessa Holdings, LLC	Delaware	81-2974816	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Nevada Real Estate, LLC	Delaware	46-3643875	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth New Mexico Real Estate, LLC	Delaware	46-3662902	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth North Houston GP, LLC	Delaware	47-5177454	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Northern Kentucky Rehabilitation Hospital, LLC	Delaware	63-1184835	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Ohio Real Estate, LLC	Delaware	45-4508186	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Owned Hospitals Holdings, LLC	Delaware	27-2457679	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Pennsylvania Real Estate, LLC	Delaware	46-3458365	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Plano Rehabilitation Hospital, LLC	Delaware	25-1661222	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Properties, LLC	Delaware	63-1133453	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Reading Rehabilitation Hospital, LLC	Delaware	72-1397929	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243

HealthSouth Real Estate, LLC	Delaware	27-2811002	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Center of New Hampshire, Inc.	Delaware	63-1102594	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HEALTHSOUTH Rehabilitation Center, Inc.	South Carolina	57-0775688	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital at Drake, LLC	Delaware	45-1441844	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Abilene, LLC	Delaware	26-2652076	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Arlington, LLC	Delaware	63-1184844	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Austin, Inc.	Delaware	63-1105908	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Braintree, LLC	Delaware	90-1015323	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Charleston, LLC	South Carolina	57-0904886	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Cypress, LLC	Delaware	27-3444511	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Dallas, LLC	Delaware	26-2934144	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243

HealthSouth Rehabilitation Hospital of Dayton, LLC	Delaware	27-0844718	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Desert Canyon, LLC	Delaware	27-2457834	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Fort Worth, LLC	Delaware	63-0923506	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Fredericksburg, LLC	Delaware	20-0949793	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Gadsden, LLC	Delaware	27-4000610	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Henderson, LLC	Delaware	63-1262946	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Humble, LLC	Delaware	46-4003807	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Largo, LLC	Delaware	63-1134645	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Las Vegas, LLC	Delaware	25-1693810	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HEALTHSOUTH Rehabilitation Hospital of Manati, Inc.	Delaware	20-1151662	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Marion County, LLC	Delaware	27-3308405	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243

HealthSouth Rehabilitation Hospital of Mechanicsburg, LLC	Delaware	63-1105923	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Miami, LLC	Delaware	27-5253818	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Modesto, LLC	Delaware	46-4417320	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Montgomery, Inc.	Alabama	63-1106107	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of New England, LLC	Delaware	90-1015581	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of New Mexico, LLC	Delaware	63-1011171	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Newnan, LLC	Delaware	27-3390540	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Northern Virginia, LLC	Delaware	26-1159764	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Pearland, LLC	Delaware	81-1940348	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Petersburg, LLC	Delaware	20-0948362	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Richardson, LLC	Delaware	20-5315890	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243

HealthSouth Rehabilitation Hospital of Round Rock, LLC	Delaware	20-8038733	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of San Juan, Inc.	Delaware	46-0977422	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Sarasota, LLC	Delaware	63-1134650	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Seminole County, LLC	Delaware	45-2905189	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of South Austin, LLC	Delaware	26-1408389	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of South Jersey, LLC	Delaware	26-2414472	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Sugar Land, LLC	Delaware	27-2810882	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of the Lowcountry, LLC	Delaware	81-1718775	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of the Mid-Cities, LLC	Delaware	26-1408611	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Tallahassee, LLC	Delaware	63-1134713	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Texarkana, Inc.	Delaware	63-1105916	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243

HealthSouth Rehabilitation Hospital of Utah, LLC	Delaware	63-1105917	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Vintage Park, LLC	Delaware	27-0941690	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital of Williamson County, LLC	Tennessee	27-4344918	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Hospital The Woodlands, Inc.	Delaware	63-1105909	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Institute of San Antonio (RIOSA), Inc.	Delaware	63-1105930	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Rehabilitation Institute of Tucson, LLC	Alabama	63-1184847	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Savannah Holdings, LLC	Delaware	47-1113576	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Scottsdale Rehabilitation Hospital, LLC	Delaware	63-1184846	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Sea Pines Holdings, LLC	Delaware	45-4093483	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth South Carolina Real Estate, LLC	Delaware	46-3629300	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Sunrise Rehabilitation Hospital, LLC	Delaware	63-1134714	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243

HealthSouth Support Companies, LLC	Delaware	46-2882734	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Texas Real Estate, LLC	Delaware	27-3167838	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Tucson Holdings, LLC	Delaware	45-4055073	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Tulsa Holdings, LLC	Delaware	47-4340755	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Utah Real Estate, LLC	Delaware	46-3649491	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Valley of the Sun Rehabilitation Hospital, LLC	Delaware	63-1184848	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Virginia Real Estate, LLC	Delaware	47-242063	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Walton Rehabilitation Hospital, LLC	Delaware	46-1318969	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth West Virginia Real Estate, LLC	Delaware	27-4647272	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Westerville Holdings, LLC	Delaware	47-4109302	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth Winston-Salem Holdings, LLC	Delaware	81-3262644	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243

HealthSouth of Alabama, LLC	Delaware	27-0275705	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HEALTHSOUTH of Dothan, Inc.	Alabama	63-1097851	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth of East Tennessee, LLC	Delaware	63-1028003	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth of Erie, LLC	Delaware	63-1105904	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth of Fort Smith, LLC	Delaware	63-1105919	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HEALTHSOUTH of Nittany Valley, Inc.	Delaware	63-1105924	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HEALTHSOUTH of South Carolina, Inc.	Delaware	63-0974715	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HEALTHSOUTH of Spring Hill, Inc.	Delaware	63-1244181	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth of Toms River, LLC	Delaware	63-1105897	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HEALTHSOUTH of Treasure Coast, Inc.	Delaware	63-1105921	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
HealthSouth of York, LLC	Delaware	63-1105925	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243

HEALTHSOUTH of Yuma, Inc.	Delaware	95-4895912	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Lakeshore System Services of Florida, Inc.	Florida	63-1119356	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Lakeview Rehabilitation Group Partners	Kentucky	25-1573943	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
New England Rehabilitation Management Co., LLC	New Hampshire	02-0393832	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Print Promotions Group, LLC	Delaware	46-2863772	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Rebound, LLC	Delaware	62-1178229	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Rehab Concepts Corp.	Delaware	25-1650793	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Rehabilitation Hospital Corporation of America, LLC	Delaware	23-2655290	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Rehabilitation Hospital of Colorado Springs, Inc.	Delaware	25-1612420	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Rehabilitation Hospital of Plano, LLC	Delaware	25-1612423	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Rehabilitation Institute of Western Massachusetts, LLC	Massachusetts	04-2987822	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243

Reliant Blocker Corp.	Delaware	27-5236263	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Sherwood Rehabilitation Hospital, Inc.	Delaware	25-1604215	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Southern Arizona Regional Rehabilitation Hospital, L.P.	Delaware	25-1654947	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Tarrant County Rehabilitation Hospital, Inc.	Texas	25-1587575	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Tyler Rehabilitation Hospital, Inc.	Texas	25-1667731	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Western Medical Rehab Associates, L.P.	Delaware	33-0695017	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243
Western Neuro Care, Inc.	Delaware	94-3030235	c/o HealthSouth Corporation 3660 Grandview Parkway, Suite 200 Birmingham, Alabama 35243

Item 1.    General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency
Treasury Department
Washington, D.C.

Federal Deposit Insurance Corporation
Washington, D.C.

Federal Reserve Bank of San Francisco
San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.	Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.    Not applicable.

Item 16. List of Exhibits.	List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee as now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence for Wells Fargo Bank, National Association, dated January 14, 2015.*

Exhibit 3.	A copy of the Comptroller of the Currency Certification of Fiduciary Powers for Wells Fargo Bank, National Association, dated January 6, 2014.*

Exhibit 4.	Copy of By-laws of the trustee as now in effect.*

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

* Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit to the Filing 305B2 dated March 13, 2015 of Navient Funding, LLC and Navient Credit Funding, LLC, file number 333-190926.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and State of Georgia on the 18th day of September, 2017.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Stefan Victory
Stefan Victory
Vice President

EXHIBIT 6

September 18, 2017

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Stefan Victory
Stefan Victory
Vice President

Exhibit 7
Consolidated Report of Condition of

Wells Fargo Bank National Association
of 101 North Phillips Avenue, Sioux Falls, SD 57104
And Foreign and Domestic Subsidiaries,
at the close of business June 30, 2017, filed in accordance with 12 U.S.C. §161 for National Banks.

Dollar Amounts
In Millions
______________
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin                            $ 19,386
Interest-bearing balances                                         195,432
Securities:
Held-to-maturity securities                                     140,286
Available-for-sale securities                                     240,904
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices                                 72
Securities purchased under agreements to resell                             31,063
Loans and lease financing receivables:
Loans and leases held for sale                                     20,008
Loans and leases, net of unearned income                     928,756
LESS: Allowance for loan and lease losses                         10,281
Loans and leases, net of unearned income and allowance                         918,475
Trading Assets                                                 44,239
Premises and fixed assets (including capitalized leases)                             7,782
Other real estate owned                                             765
Investments in unconsolidated subsidiaries and associated companies                         11,629
Direct and indirect investments in real estate ventures                      294
Intangible assets
Goodwill                                             22,671
Other intangible assets                                         16,509
Other assets                                                 62,422
___________
Total assets                                             $1,731,937
LIABILITIES
Deposits:
In domestic offices                                     $1,237,791
Noninterest-bearing                             433,623
Interest-bearing                             804,168
In foreign offices, Edge and Agreement subsidiaries, and IBFs                     122,015
Noninterest-bearing                             654
Interest-bearing                             121,361
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices                             4,026
Securities sold under agreements to repurchase                             7,123

Dollar Amounts
In Millions
_______________

Trading liabilities                                                 11,964
Other borrowed money
(includes mortgage indebtedness and obligations under capitalized leases)                 136,524
Subordinated notes and debentures                                         12,952
Other liabilities                                                 36,121
_______
Total liabilities                                             $1,568,516

EQUITY CAPITAL
Perpetual preferred stock and related surplus 0
Common stock                                                 519
Surplus (exclude all surplus related to preferred stock)                              110,513
Retained earnings                                                 52,469
Accumulated other comprehensive income                                     (470)
Other equity capital components                                         0
________
Total bank equity capital                                             163,031
Noncontrolling (minority) interests in consolidated subsidiaries                         390

Total equity capital                                             163,421
________
Total liabilities, and equity capital                                      $1,731,937

I, John R. Shrewsberry, Sr. EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

John R. Shrewsberry
Sr. EVP & CFO

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate
Federal regulatory authority and is true and correct.

Directors
Enrique Hernandez, Jr
James Quigley
Stephen Sanger